SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2006

Internet Capital Group, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-26929	23-2996071
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

690 Lee Road, Suite 310, Wayne, PA 19087

(Address of principal executive offices) (Zip Code)

(610) 727-6900

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 5, 2006, the Company issued a press release relating to its partner company, GoIndustry, AG, which completed a reverse merger into Grasshopper Investments plc. The combined company trades on the London Stock Exchange. A copy of the Company's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c.) Exhibits

99.1	Press Release issued by Internet Capital Group, Inc. on January 5, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
INTERNET CAPITAL GROUP, INC.

Date: January 6, 2006	/s/Suzanne L. Niemeyer

	By:	Suzanne L. Niemeyer
	Its:	Managing Director, General Counsel & Secretary

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release issued by Internet Capital Group, Inc. on January 5, 2006.